SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported) is January 14, 2004

                                  YP.NET, INC.

             (Exact name of registrant as specified in its charter)


           NEVADA                        000-24217            85-0206668
-------------------------------  ------------------------  ---------------
(State or other jurisdiction of  (Commission File Number)   (IRS Employer
 incorporation or jurisdiction)                             Identification
                                                                Number)


    4840 E. JASMINE STREET,
   SUITE 105, MESA,  ARIZONA                                    85205
-------------------------------                            ---------------
     (Address of Principal                                   (Zip Code)
       Executive Office)


Registrant's telephone number, including area code: (480) 654-9646


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Item 7.   EXHIBITS.

EXHIBIT NO.    ITEM
-----------    ----

99.2           Press release dated January 13, 2004.


Item 5.   OTHER  EVENTS.

On January 13, 2004, YP.Net, Inc. issued a press release announcing a 68% increase in Activated Customers and an 84% increase in Paying Customers, via posting on its website and on Business Wire. A copy of the release is attached as Exhibit 99.2.

                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 14, 2004            YP.NET,  INC.


                                   /s/  Angelo Tullo
                                   ---------------------------------------------
                                   Angelo Tullo, Chairman and Chief
                                   Executive Officer


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